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                                                                   Exhibit 10.10

                              SECOND SUPPLEMENT TO
               FOURTH AMENDED AND RESTATED OPERATING AGREEMENT OF
                             DEERFIELD & COMPANY LLC

         This SECOND SUPPLEMENT (this "Supplement") to the Fourth Amended and Restated Operating Agreement of Deerfield & Company LLC, dated as of June 26, 2004 (as supplemented by the First Supplement, dated as of July 22, 2004, the "Operating Agreement"), is made as of August 16, 2004 by the Board of Directors of Deerfield & Company LLC (the "Company").

                                    RECITALS

         As of the date hereof, pursuant to the Contribution and Assignment Agreement, dated as of the date hereof, by and between Triarc Companies, Inc. ("Triarc") and Triarc Deerfield Holdings, LLC ("TDH"), Triarc has Transferred (as defined in the Operating Agreement), by contribution, its 0.1% Class A Interest of the Company (the "Transferred Interests") to TDH. The Board of Directors of the Company has determined that the proposed Transfer by Triarc to TDH, alone or together with other Transfers, will not cause the Company to be treated as a publicly traded partnership taxable as a corporation for United States federal income tax purposes. The Board of Directors of the Company wish to amend Exhibit A of the Operating Agreement as set forth herein and as permitted by Section 3.1(a) of the Operating Agreement to reflect such Transfer.

                                    AGREEMENT

         1. Certain Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Operating Agreement.

         2. Amendment of Exhibit A of the Operating Agreement. Pursuant to
Section 3.1(a) of the Operating Agreement, effective as of the date hereof, Exhibit A of the Operating Agreement shall hereby be amended and restated in its entirety as set forth in Exhibit A hereto.

         3. Miscellaneous.

            (a) Entire Agreement. This Supplement and the Operating Agreement and the exhibits attached hereto and thereto constitute the entire agreement of the Members relating to the Company. Except to the extent specifically supplemented hereby, the provisions of the Operating Agreement shall remain unmodified, and the Company hereby confirms that the Operating Agreement is in full force and effect with respect to itself.

            (b) Assignment. This Supplement shall be binding upon and inure to the benefit of and be enforceable by the successors and permissible assigns of the Company as part of the Operating Agreement in accordance with the terms thereof.

            (c) Counterparts. This Supplement may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each





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                                                                               2


of which shall be deemed an original for all purposes and all of which together shall constitute one and the same instrument.

            (d) Governing Law. This Supplement, and all claims arising under, related to, or in connection herewith, shall be governed by and construed in accordance with the domestic substantive laws of the State of Illinois, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

            (e) Disputes. The parties intend that any dispute under this Supplement shall be treated as if such dispute had arisen under the terms of the Operating Agreement.





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                                                                               3


         IN WITNESS WHEREOF, the Company has caused this Supplement to be executed as of the date set forth above by the Board of Directors of the Company.



                                          DEERFIELD & COMPANY LLC


                                          By: /s/ NELSON PELTZ
                                              --------------------------
                                              Name:  Nelson Peltz
                                              Title: Director


                                          By: /s/ PETER W. MAY
                                              --------------------------
                                              Name:  Peter W. May
                                              Title: Director


                                          By: /s/ EDWARD P. GARDEN
                                              --------------------------
                                              Name:  Edward P. Garden
                                              Title: Director


                                          By: /s/ GREGORY H. SACHS
                                              --------------------------
                                              Name:  Gregory H. Sachs
                                              Title: Director


                                          By: /s/ SCOTT A. ROBERTS
                                              --------------------------
                                              Name:  Scott A. Roberts
                                              Title: Director




          [Signature Page to Second Supplement to Operating Agreement]





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                                                                               4


                                                                       EXHIBIT A


--------------------------------------------------------------------------------
                                            CAPITAL             PERCENTAGE
                                            CONTRIBUTION        INTEREST
                                            ------------        ----------
CLASS A INTERESTS:
-----------------

Class A-1 Interests:

Triarc Deerfield Holdings, LLC              $5,815,695          56.653%

Class A-2 Interests:

Sachs Capital Management LLC                $439,132            23.839%

Deerfield Partners Fund III LLC             $164,699            3.117%


CLASS B INTERESTS:
-----------------

Capital Interests:

Triarc Deerfield Holdings, LLC              $80,000             .447%

Profits Only Interests:

Triarc Deerfield Holdings, LLC              $.00                6.500%

Scott Roberts                               $.00                8.500%

Jonathan Trutter                            $.00                .944%
--------------------------------------------------------------------------------